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NOBLE CORPORATION
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NOBLE CORPORATION Dorfstrasse 19A 6340 Baar Zug, Switzerland INVITATION TO THE ANNUAL GENERAL MEETING OF SHAREHOLDERS To Be Held On April 29, 2011 To the Shareholders of Noble Corporation: The annual general meeting of shareholders of Noble Corporation, a Swiss corporation (the «Company»), will be held on April 29, 2011, at 3:00 p.m., local time, at the Parkhotel Zug, Industriestrasse 14, Zug, Switzerland. 1. Agenda Items and Proposals of the Board of Directors 1.1 Election of Directors. The Board of Directors proposes that the directors set forth below be reelected for a three-year term that will expire in 2014: Lawrence J. Chazen; Jon A. Marshall; and Mary P. Ricciardello. 1.2 Approval of the 2010 Annual Report, the Consolidated Financial Statements of the Company for Fiscal Year 2010 and the Statutory Financial Statements of the Company for Fiscal Year 2010. The Board of Directors proposes that our shareholders approve the 2010 Annual Report, the consolidated financial statements for fiscal year 2010 and the statutory financial statements for fiscal year 2010. 1.3 Creation of Reserve Through Appropriation of Retained Earnings. The Board of Directors proposes that our shareholders approve the appropriation of Swiss francs (CHF) 345,073,345 of the Company’s retained earnings at December 31, 2010 to a reserve for treasury shares. This reserve would be established and utilized to cancel treasury shares pursuant to Proposal 1.4, once such cancellation of treasury shares is approved and executed. 1.4 Capital Reduction by Cancellation of Certain Shares Held in Treasury. The Board of Directors proposes that our shareholders approve a capital reduction through a cancellation of 10,115,693 shares held in treasury (the «Treasury Shares») and the amendment to Article 4 of our Articles of Association accordingly. The cancellation of the Treasury Shares will have the effect of reducing the current share capital of the Company by an aggregate amount of CHF 38,439,633.40 (based on the current par value of CHF 3.80 as registered in the Commercial Registry of the Canton of Zug) or CHF 37,124,593.31 (based on the prospective par value of CHF 3.67 after the May 2011 installment of the return on capital through a capital reduction approved by our shareholders at the 2010 annual general meeting). The Board of Directors will only authorize to effect the proposed capital reduction in the event the report from the Company’s statutory auditor confirms in accordance with article 732 para. 2 CO that claims of the Company’s creditors are fully covered after taking into account the capital reduction. At the registration of the capital reduction in the Commercial Registry, Article 4 of our Articles of Association will be amended as follows: Artikel 4: Anzahl Aktien, Nominalwert, Art Article 4: Number of Shares, Par Value, Type Das Aktienkapital der Gesellschaft be-The share capital of the Company trägt Schweizer Franken 1’011’370’000.00*/ is Swiss Francs 1,011,370,000.00*/ 976’770’500.00** und ist eingeteilt in 976,770,500.00** and is divided into 266’150’000 auf den Namen lautende Ak266,150,000 fully paid-up registered tien im Nennwert von Schweizer Franken shares. Each registered share has a 3.80*/3.67** je Aktie (jede Namenaktie par value of Swiss Francs 3.80*/3.67** nachfolgend bezeichnet als «Aktie» bzw. zu( each such registered share hereinsammen die «Aktien»). Das Aktienkapital ist after a «Share» and collectively the vollständig liberiert. «Shares»). * Bei gegenwärtig im Handelsregister des Kantons Zug eingetragenem Nennwert. * As of the current par value as registered in the Commercial Registry of the Canton of Zug. ** Bei dem nach Anmeldung der letzten Tranche der am 30. April 2010 von der Generalversammlung beschlossenen Kapitalherabsetzung im Handelsregister des Kan- tons Zug einzutragenden Nennwert. ** As of the prospective par value of the last installment of the capital reduction as reso lved upon by the shareholders at the general meeting held on April 30, 2010, as shall be registered in the Commercial Registry of the Canton of Zug. 1.5 Extension of Board Authority to Issue Authorized Share Capital. The Board of Directors proposes that our shareholders extend the Board’s authority to issue up to 133,075,000 registered shares until April 28, 2013 and approve the amendment to Article 6 paragraph 1 of our Articles of Association accordingly. The maximum number of issuable shares corresponds to approximately 48.2% of our registered share capital as of March 10, 2011, and 50% of our registered share capital after giving effect to the capital reduction described in Proposal 1.4. In order to extend the authority of our Board to issue authorized share capital until April 28, 2013, Article 6 paragraph 1 of our Articles of Association will be amended to read as follows: *** Der gegenwärtig im Handelsregister des *** The current par value as registered Kantons Zug eingetragene Nennwert. in the Commercial Register of the Canton of Zug. **** Der nach Anmeldung der letzten Tranche **** The prospective par value of the der am 30. April 2010 von der Generalverlast installment of the capital reduction sammlung beschlossenen Kapitalherabsetas resolved upon by the shareholders zung im Handelsregister des Kantons Zug at the general meeting held on April 30, einzutragende Nennwert. 2010, as shall be registered in the Commercial Register of the Canton of Zug. 1.6 Return of Capital in the Form of a Par Value Reduction. The Board of Directors proposes to pay a return of capital through a reduction of the par value of our shares in an aggregate amount equal to CHF 0.52 per share, which is equal to approximately USD 0.56 using the currency exchange rate as published by the Swiss National Bank on March 10, 2011 (0.9331 CHF/1.0 USD), and to pay such amount in four installments of CHF 0.13 per share in August 2011, November 2011, February 2012 and May 2012. The distribution payments will be subject to the satisfaction of applicable Swiss law requirements and may vary due to fluctuations in the Swiss franc/U.S. dollar exchange rate between now and each distribution payment date. This reduction in the par value of our shares will have the effect of reducing the current share capital of the Company by an aggregate amount of CHF 143,658,160.36 (based on registered share capital as of March 10, 2011) or CHF 138,398,000 (after giving effect to the capital reduction described in Proposal 1.4 (such amounts subject to any adjustment based on the Company’s actual share capital as of the time of the application to the Commercial Registry of the Canton of Zug for the registration of each portion of the capital reduction). Details of return of capital in the form of a par value reduction (assumption: approval of Proposal 1.4) The procedures and amendments described below assume that our shareholders, at the annual general meeting of April 29, 2011 approve Proposal 1.4 (capital reduction by cancellation of certain shares held in treasury). The aggregate share capital numbers in the excerpts from our Articles of Association provided below are based on the Company’s share capital after the last installment of the regular capital reduction that was approved by our shareholders at the annual general meeting held on April 30, 2010, upon which the Company’s share capital will be reduced to Swiss Francs 976,770,500.00, is being entered into the daily ledger of the Commercial Registry of the Canton of Zug. These numbers are subject to adjustment as described below. In case the last installment of the regular capital reduction that was approved by our shareholders at the annual general meeting held on April 30, 2010 will not have been entered into the daily ledger of the Commercial Registry of the Canton of Zug by the date of the application for registration of the first installment of the capital reduction to be approved by our shareholder s at the annual general meeting of April 29, 2011, the share capital numbers as provided below shall be based on a share capital amount of Swiss Francs 1,011,370,000.00 (and a par value of Swiss Francs of 3.80 per registered share) and shall be amended accordingly. A. The capital reduction will be accomplished as follows: i. by reducing the par value per registered share from Swiss Francs 3.67 to Swiss Francs 3.15 in four steps, i.e. from Swiss Francs 3.67 to Swiss Francs 3.54 in the third calendar quarter of 2011; from Swiss Francs 3.54 to Swiss Francs 3.41 in the fourth calendar quarter of 2011; from Swiss Francs 3.41 to Swiss Francs 3.28 in the first calendar quarter of 2012; and from Swiss Francs 3.28 to Swiss Francs 3.15 in the second calendar quarter of 2012; ii. by repayment on a date to be established by the Board of Directors of the respective partial per share reduction amounts of Swiss Francs 0.13 in August 2011, Swiss Francs 0.13 in November 2011, Swiss Francs 0.13 in February 2012, and Swiss Francs 0.13 in May 2012, and in each case to be paid in U.S. dollars (converted at the exchange rate available as published by the Swiss National Bank approximately two business days prior to each such payment date); and iii. an updated report in accordance with article 732 para. 2 CO by the Company’s statutory auditor shall be prepared in connection with each partial reduction confirming that claims of the Company’s creditors are still fully covered after taking into account each capital reduction step. B. To enable the annual general meeting of shareholders to resolve on the capital reduction, the Company’s statutory auditor will deliver a report to the annual general meeting of shareholders dated April 29, 2011 confirming in accordance with article 732 para. 2 CO that claims of the Company’s creditors are fully covered after taking into account the capital reduction resulting from the par value reduction. C. Shares issued from authorized share capital and conditional share capital until registration of the fourth capital reduction in the Commercial Registry («New Shares») will be subject to the remaining subsequent capital reductions. The aggregate reduction amount pursuant to Section A above will be increased by an amount equal to such remaining par value reductions on the New Shares. D. The Board of Directors is authorized to determine the application dates of the partial reductions in the Commercial Registry and the repayment procedure for the partial reduction amounts in accordance with article 734 CO. E. The Board of Directors will only authorize to effect any of the four capital reductions in the event the respective report from the Company’s statutory auditor confirms in accordance with article 732 para. 2 CO that claims of the Company’s creditors are fully covered after taking into account the respective capital reduction. F. At the registration of each installment of the capital reduction in the Commercial Registry, Article 4 of our Articles of Association will be amended as follows: Artikel 6: Genehmigtes Aktienkapital Article 6: Authorized Share Capital 1Der Verwaltungsrat ist ermächtigt, das 1The Board of Directors is authorized to Aktienkapital jederzeit bis spätestens zum increase the share capital no later than 28. April 2013 im Maximalbetrag von April 28, 2013, by a maximum amount Schweizer Franken 505’685’000.00*/ of Swiss Francs 505,685,000.00* / 488’385’250.00** durch Ausgabe von 488,385,250.00** by issuing a maxihöchstens 133’075’000 vollständig zu libemum of 133,075,000 fully paid-up rierenden Aktien mit einem Nennwert von je Shares with a par value of Swiss Schweizer Franken 3.80***/ 3.67**** zu erhö-Francs 3.80*** / 3.67**** each. An in- hen. Eine Erhöhung des Aktienkapitals (i) auf crease of the share capital (i) by means dem Weg einer Festübernahme durch eine of an offering underwritten by a finan- Bank, ein Bankenkonsortium oder Dritte cial institution, a syndicate of financial und eines ansc hliessenden Angebots an die institutions or another third party or bisherigen Aktionäre sowie (ii) in Teilbeträthird parties, followed by an offer to the gen ist zulässig. then-existing shareholders of the Company, and (ii) in partial amounts, shall be permissible. * Bei gegenwärtig im Handelsregister des Kantons Zug eingetragenem Nennwert. * As of the current par value as registered in the Commercial Register of the Canton of Zug. ** Bei dem nach Anmeldung der letzten **As of the prospective par value of Tranche der am 30. April 2010 von der Gethe last installment of the capital neralversammlung beschlossenen Kapitalreduction as resolved upon by the herabsetzung im Handelsregister des Kan-shareholders at the general meeting tons Zug einzutragenden Nennwert. held on April 30, 2010, as shall be registered in the Commercial Register of the Canton of Zug. Artikel 4: Anzahl Aktien, Nominalwert, Art Article 4: Number of Shares, Par Value, Type Das Aktienkapital der Gesellschaft beträgt Schweizer Franken 942’171’000.00*/ 907’571’500.00** / 872’972’000.00*** / 838’372’500.00**** und ist eingeteilt in 266’150’000* / 266’150’000**/ 266’150’000*** / 266’150’000**** auf den Namen lautende Aktien im Nennwert von Schweizer Franken 3.54*/3.41**/3.28***/ 3.15**** je Aktie (jede Namenaktie nachfolgend bezeichnet als «Aktie» bzw. zusammen die «Aktien»). Das Aktienkapital ist vollständig liberiert. The share capital of the Company is Swiss Francs 942,171,000.00*/907,571,500.00**/ 872,972,000.00***/838,372,500.00**** and is divided into 266,150,000*/266,150,000**/ 266,150,000***/266,150,000**** fully paid- up registered shares. Each registered share has a par value of Swiss Francs 3.54*/3.41**/3.28***/3.15**** (each such registered share hereinafter a «Share» and collectively the «Shares»). * Nach Vollzug der ersten Nennwertherab* Upon completion of the first partial par setzungstranche im dritten Quartal 2011 vorvalue reduction in the third calendar quarbehaltlich allfälliger Veränderungen durch ter 2011 and, except for par value, sub- Kapitalerhöhungen aus genehmigtem Aktiject to adjustment based on any capital enkapital (vorausgesetzt, dass die Aktionäincreases out of authorized share capital re an der ordentlichen Generalversammlung (provided that the shareholders, at the vom 29. April 2011 einer genehmigten Erhöannual general meeting held on April 29, hung des Aktienkapitals bis zum 28. April 2011, approved the grant of Board author2013 zugestimmt haben) oder bedingtem ity to issue authorized share capital until Aktienkapital, die vor der Anmeldung der April 28, 2013) or conditional share capital ersten Nennwertherabsetzungstranche prior to the application to the Commercial beim Handelsregisteramt des Kantons Zug Registry of the Canton of Zug for regiserfolgen. Der Nennwert je Aktie bleibt von tration of the first portion of the capital diesen allfälligen Veränderungen unberührt. reduction.

** Nach Vollzug der zweiten Nennwerther** Upon completion of the second partial absetzungstranche im vierten Quartal 2011 par value reduction in the fourth calendar vorbehaltlich allfälliger Veränderungen durch quarter 2011 and, except for par value, Kapitalerhöhungen aus genehmigtem Aktisubject to adjustment based on any capienkapital (vorausgesetzt, dass die Aktionätal increases out of authorized share capire an der ordentlichen Generalversammlung tal (provided that the shareholders, at the vom 29. April 2011 einer genehmigten Erhöannual general meeting held on April 29, hung des Aktienkapitals bis zum 28. April 2011, approved the grant of Board author2013 zugestimmt haben) oder bedingtem Akity to issue authorized share capital until tienkapital, die vor der Anmeldung der zweiApril 28, 2013) or conditional share capital ten Nennwertherabsetzungstranche beim prior to the application to the Commercial Handelsregisteramt des Kantons Zug erfolRegistry of the Canton of Zug for registragen. Der Nennwert je Aktie bleibt von diesen tion of the second portion of the capital allfälligen Veränderungen unberührt. reduction. *** Nach Vollzug der dritten Nennwert*** Upon completion of the third partial herabsetzungstranche im ersten Quartal par value reduction in the first calendar 2012 vorbehaltlich allfälliger Veränderungen quarter 2012 and, except for par value, durch Kapitalerhöhungen aus genehmigtem subject to adjustment based on any capAktienkapital (vorausgesetzt, dass die ital increases out of authorized share Aktionäre an der ordentlichen Generalvercapital (provided that the shareholders, sammlung vom 29. April 2011 einer genehat the annual general meeting held on migten Erhöhung des Aktienkapitals bis zum April 29, 2011, approved the grant of 28. April 2013 zugestimmt haben) oder Board authority to issue authorized share bedingtem Aktienkapital, die vor der capital until April 28, 2013) or conditional Anmeldung der dritten Nennwertherabshare capital prior to the application to setzungstranche beim Handelsregisteramt the Commercial Registry of the Canton of des Kantons Zug erfolgen. Der Nennwert je Zug for registration of the third portion Aktie bleibt von diesen allfälligen Verändeof the capital reduction. rungen unberührt. **** Nach Vollzug der vierten Nennwert**** Upon completion of the fourth partial herabsetzungstranche im zweiten Quartal par value reduction in the second calen2012 vorbehaltlich allfälliger Veränderungen dar quarter 2012 and, except for par valdurch Kapitalerhöhungen aus genehmigue, subject to adjustment based on any tem Aktienkapital (vorausgesetzt, dass die capital increases out of authorized share Aktionäre an der ordentlichen Generalvercapital (provided that the shareholdsammlung vom 29. April 2011 einer genehers, at the annual general meeting held migten Erhöhung des Aktienkapitals bis zum on April 29, 2011, approved the grant of 28. April 2013 zugestimmt haben) oder Board authority to issue authorized share bedingtem Aktienkapital, die vor der Ancapital until April 28, 2013) or conditional meldung der vierten Nennwertherabsetshare capital prior to the application to zungstranche beim Handelsregisteramt des the Commercial Registry of the Canton of Kantons Zug erfolgen. Der Nennwert je Aktie Zug for registration of the fourth portion bleibt von diesen allfälligen Veränderungen of the capital reduction. unberührt. G. As a consequence of the par value reduction, Articles 6(1), 6(3)(e) and 7(1) of our Articles of Association will be amended as follows: Artikel 6: Genehmigtes Aktienkapital Article 6: Authorized Share Capital 1Der Verwaltungsrat ist ermächtigt, das Aktienkapital jederzeit bis spätestens zum 28. April 2013. im Maximalbetrag von Schweizer Franken 471’085’500.00*/453’785’750.00**/ 436’486’000.00***/419’186’250.00**** durch Ausgabe von höchstens 133’075’000*/ 133’075’000**/133’075’000***/133’075’000**** vollständig zu liberi erenden Aktien mit einem Nennwert von je Schweizer Franken 3.54*/3.41**/3.28***/3.15**** zu erhöhen. Eine Erhöhung des Aktienkapitals (i) auf dem Weg einer Festübernahme durch eine Bank, ein Bankenkonsortium oder Dritte und eines anschliessenden Angebots an die bisherigen Aktionäre sowie (ii) in Teilbeträgen ist zulässig. 1The Board of Directors is authorized to increase the share capital no later than April 28, 2013., by a maximum amount of Swiss Francs 471,085,500.00*/453,785,750.00**/ 436,486,000.00*** / 419,186,250.00**** by issuing a maximum of 133,075,000* / 133,075,000** / 133,075,000*** / 133,075,000**** fully paidup Shares with a par value of Swiss Francs 3.54*/3.41**/3.28***/3.15**** each. An increase of the share capital (i) by means of an offering underwritten by a financial institution, a syndicate of financial institutions or another third party or third parties, followed by an offer to the thenexisting shareholders of the Company, and (ii) in partial amounts, shall be permissible. .Unter der Annahme, dass die Aktionäre an . Assuming that shareholders, at the ander ordentlichen Generalversammlung vom nual general meeting held on April 29, 29. April 2011 einer genehmigten Erhöhung 2011, approved the grant of Board audes Aktienkapitals bis zum 28. April 2013 thority to issue authorized share capital zugestimmt haben. until April 28, 2013. * Nach Vollzug der ersten Nennwertherab* Upon completion of the first partial par setzungstranche im dritten Quartal 2011 value reduction in the third calendar quarvorbehaltlich allfälliger Veränderungen durch ter 2011 and, except for par value, subKapitalerhöhungen aus genehmigtem Aktienject to adjustment based on any capital kapital (vorausgesetzt, dass die Aktionäre an increases out of authorized share capital der ordentlichen Generalversammlung vom (provided that the shareholders, at the 29. April 2011 einer genehmigten Erhöhung annual general meeting held on April 29, des Aktienkapitals bis zum 28. April 2013 zu2011, approved the grant of Board authorgestimmt haben), die vor der Anmeldung der ity to issue authorized share capital until ersten Nennwertherabsetzungstranche beim April 28, 2013) prior to the application to Handelsregisteramt des Kantons Zug erfolthe Commercial Registry of the Canton of gen. Der Nennwert je Aktie bleibt von diesen Zug for registration of the first portion of allfälligen Veränderungen unberührt. the capital reduction. ** Nach Vollzug der zweiten Nennwerther** Upon completion of the second partial absetzungstranche im vierten Quartal 2011 par value reduction in the fourth calendar vorbehaltlich allfälliger Veränderungen durch quarter 2011 and, except for par value, subKapitalerhöhungen aus genehmigtem Aktienject to adjustment based on any capital kapital (vorausgesetzt, dass die Aktionäre an increases out of authorized share capital der ordentlichen Generalversammlung vom (provided that the shareholders, at the an29. April 2011 einer genehmigten Erhöhung nual general meeting held on April 29, 2011, des Aktienkapitals bis zum 28. April 2013 approved the grant of Board authority to iszugestimmt haben), die vor der Anmeldung sue authorized share capital until April 28, der zweiten Nennwertherabsetzungstranche 2013) prior to the application to the Combeim Handelsregisteramt des Kantons Zug mercial Registry of the Canton of Zug for erfolgen. Der Nennwert je Aktie bleibt von dieregistration of the second portion of the sen allfälligen Veränderungen unberührt. capital reduction. *** Nach Vollzug der dritten Nennwerther*** Upon completion of the third partial absetzungstranche im ersten Quartal 2012 par value reduction in the first calendar vorbehaltlich allfälliger Veränderungen durch quarter 2012 and, except for par value, Kapitalerhöhungen aus genehmigtem Aktiensubject to adjustment based on any capkapital (vorausgesetzt, dass die Aktionäre an ital increases out of authorized share der ordentlichen Generalversammlung vom capital (provided that the shareholders, at 29. April 2011 einer genehmigten Erhöhung the annual general meeting held on April des Aktienkapitals bis zum 28. April 2013 zu29, 2011, approved the grant of Board augestimmt haben), die vor der Anmeldung der thority to issue authorized share capital dritten Nennwertherabsetzungstranche beim until April 28, 2013) prior to the applicaHandelsregisteramt des Kantons Zug erfoltion to the Commercial Registry of the gen. Der Nennwert je Aktie bleibt von diesen Canton of Zug for registration of the third allfälligen Veränderungen unberührt. portion of the capital reduction. Artikel 7: Bedingtes Aktienkapital 1Das Aktienkapital kann sich durch Ausgabe von höchstens 138’132’846*/138’132’846**/ 138’132’846***/138’132’846**** voll zu liberierenden Aktien im Nennwert von je Schweizer Franken 3.54*/3.41**/3.28***/3.15**** um höchs **** Nach Vollzug der vierten Nennwertherabsetzungstranche im zweiten Quartal 2012 vorbehaltlich allfälliger Veränderungen durch Kapitalerhöhungen aus genehmigtem Aktienkapital (vorausgesetzt, dass die Aktionäre an der ordentlichen Generalversammlung vom 29. April 2011 einer genehmigten Erhöhung des Aktienkapitals bis zum 28. April 2013 zugestimmt haben), die vor der Anmeldung der vierten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt. **** Upon completion of the fourth partial par value reduction in the second calendar quarter 2012 and, except for par value, subject to adjustment based on any capital increases out of authorized share capital (provided that the shareholders, at the annual general meeting held on April 29, 2011, approved the grant of Board authority to issue authorized share capital until April 28, 2013) prior to the application to the Commercial Registry of the Canton of Zug for registration of the fourth portion of the capital reduction. 3Der Verwaltungsrat ist ermächtigt, die Bezugsrechte der Aktionäre aus wichtigen Gründen zu entziehen oder zu beschränken und Dritten zuzuweisen, insbesondere: 3The Board of Directors is authorized to withdraw or limit the preemptive rights of the shareholders and to allot them to third parties for important reasons, including: (e) für die Beteiligung von: (e) for the participation of: i. Mitgliedern des Verwaltungsrates, Mitgliedern der Geschäftsleitung und Mitarbeitern, die für die Gesellschaft oder eine Gruppengesellschaft tätig sind, vorausgesetzt, dass der Gesamtbetrag der unter dieser Bestimmung (e)(i) ausgegebenen Aktien einen Betrag von Schweizer Franken 35’400’000.00* / 34’100’000.00** / 32’800’000.00*** / 31’500’000.00****, eingeteilt in 10’000’000* / 10’000’000** / 10’000’000*** / 10’000’000**** vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 3.54* / 3.41** / 3.28*** / 3.15**** nicht übersteigt; und i. members of the Board of Directors, members of the executive management and employees of the Company or any of its group companies, always provided that the total amount of such Shares to be issued under this clause (e)(i) shall not exceed Swiss Francs 35,400,000.00*/ 34,100,000.00** / 32,800,000.00*** / 31,500,000.00****, divided into 10,000,000* / 10,000,000**/ 10,000,000***/10,000,000**** fully paidup Shares, with a par value of Swiss Francs 3.54*/3.41**/3.28***/ 3.15**** per Share; and ii. Vertragspartnern oder Beratern oder anii. contractors or consultants of the Comderen Personen, die für die Gesellschaft pany or any of its group companies or oder eine Gruppengesellschaft Leistungen any other persons performing services erbringen, vorausgesetzt, dass der Gefor the benefit of the Company or any of samtbetrag der unter dieser Bestimmung its group companies, always provided (e)(ii) ausgegebenen Aktien einen Betrag that the total amount of such Shares to von Schweizer Franken 3’540’000.00*/ be issued under this clause (e)(ii) shall not 3’410’000.00** / 3’280’000.00***/ exceed Swiss Franc s 3,540,000.00* / 3’150’000.00****, eingeteilt in 1’000’000* / 3,410,000.00** / 3,280,000.00*** / 1’000’000**/1’000’000***/1’000’000**** 3,150,000.00****, divided into 1,000,000* / vollständig zu liberierende Aktien mit ei1,000,000** / 1,000,000*** / 1,000,000**** nem Nennwert von je Schweizer Franken fully paidup Shares, with a par value 3.54*/3.41**/3.28***/3.15**** nicht überof Swiss Francs 3.54*/3.41**/3.28***/ steigt; oder 3.15**** per Share; or * Nach Vollzug der ersten Nennwertherabsetzungstranche im dritten Quartal 2011 vorbehaltlich allfälliger Veränderungen durch Kapitalerhöhungen aus genehmigtem Aktienkapital (vorausgesetzt, dass die Aktionäre an der ordentlichen Generalversammlung vom 29. April 2011 einer genehmigten Erhöhung des Aktienkapitals bis zum 28. April 2013 zugestimmt haben), die vor der Anmeldung der ersten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt. * Upon completion of the first partial par value reduction in the third calendar quarter 2011 and, except for par value, subject to adjustment based on any capital increases out of authorized share capital (provided that the shareholders, at the annual general meeting held on April 29, 2011, approved the grant of Board authority to issue authorized share capital until April 28, 2013) prior to the application to the Commercial Registry of the Canton of Zug for registration of the first portion of the capital reduction. ** Nach Vollzug der zweiten Nennwerther** Upon completion of the second partial absetzungstranche im vierten Quartal 2011 par value reduction in the fourth calendar vorbehaltlich allfälliger Veränderungen durch quarter 2011 and, except for par value, Kapitalerhöhungen aus genehmigtem Aktiensubject to adjustment based on any capkapital (vorausgesetzt, dass die Aktionäre an ital increases out of authorized share capder ordentlichen Generalversammlung vom ital (provided that the shareholders, at the 29. April 2011 einer genehmigten Erhöhung annual general meeting held on April 29, des Aktienkapitals bis zum 28. April 2013 2011, approved the grant of Board authorzugestimmt haben), die vor der Anmeldung ity to issue authorized share capital until der zweiten Nennwertherabsetzungstranche April 28, 2013) prior to the application to beim Handelsregisteramt des Kantons Zug the Commercial Registry of the Canton of erfolgen. Der Nennwert je Aktie bleibt von Zug for registration of the second portion diesen allfälligen Veränderungen unberührt. of the capital reduction. *** Nach Vollzug der dritten Nennwerther*** Upon completion of the third partial absetzungstranche im ersten Quartal 2012 par value reduction in the first calendar vorbehaltlich allfälliger Veränderungen durch quarter 2012 and, except for par value, Kapitalerhöhungen aus genehmigtem Aktiensubject to adjustment based on any capkapital (vorausgesetzt, dass die Aktionäre an ital increases out of authorized share capder ordentlichen Generalversammlung vom ital (provided that the shareholders, at the 29. April 2011 einer genehmigten Erhöhung annual general meeting held on April 29, des Aktienkapitals bis zum 28. April 2013 zu2011, approved the grant of Board authorgestimmt haben), die vor der Anmeldung der ity to issue authorized share capital until dritten Nennwertherabsetzungstranche beim April 28, 2013) prior to the application to Handelsregisteramt des Kantons Zug erfolthe Commercial Registry of the Canton of gen. Der Nennwert je Aktie bleibt von diesen Zug for registration of the third portion of allfälligen Veränderungen unberührt. the capital reduction. **** Nach Vollzug der vierten Nennwerther**** Upon completion of the fourth partial absetzungstranche im zweiten Quartal 2012 par value reduction in the second calenvorbehaltlich allfälliger Veränderungen durch dar quarter 2012 and, except for par valKapitalerhöhungen aus genehmigtem Aktienue, subject to adjustment based on any k apital (vorausgesetzt, dass die Aktionäre an capital increases out of authorized share der ordentlichen Generalversammlung vom capital (provided that the shareholders, at 29. April 2011 einer genehmigten Erhöhung the annual general meeting held on April 29, des Aktienkapitals bis zum 28. April 2013 zu2011, approved the grant of Board authorgestimmt haben), die vor der Anmeldung der ity to issue authorized share capital until vierten Nennwertherabsetzungstranche beim April 28, 2013) prior to the application to Handelsregisteramt des Kantons Zug erfolthe Commercial Registry of the Canton of gen. Der Nennwert je Aktie bleibt von diesen Zug for registration of the fourth portion allfälligen Veränderungen unberührt. of the capital reduction. Article 7: Conditional Share Capital 1The share capital may be increased in an amount not to exceed Swiss Francs 488,990,274.84* / 471,033,004.86**/ 453,075,734.88*** / 435,118,464.90**** through the issuance of up to 138,132,846* /

tens Schweizer Franken 488’990’274.84*/ 471’033’004.86** / 453’075’734.88*** / 435’118’464.90**** erhöhen durch: 138,132,846** / 138,132,846*** / 138,132,846**** fully paid-up Shares with a par value of Swiss Francs 3.54*/3.41** / 3.28***/3.15**** per Share through: (a) die Ausübung von Wandel-, Tausch-, Options-, Bezugsoder ähnlichen Rechten auf den Bezug von Aktien (nachfolgend die «Umwandlungsrechte »), welche Dritten oder Aktionären im Zusammenhang mit auf nationalen oder internationalen Kapitalmärkten neu oder bereits begebenen Anleihensobligationen, Optionen, Warrants oder anderen Finanzmarktinstrumenten oder neuen oder bereits bestehenden vertraglichen Verpflichtungen der Gesellschaft, einer ihrer Gruppengesellschaften oder ihrer Rechtsvorgänger eingeräumt werden (nachfolgend zusammen, «die mit Umwandlungsrechten verbundenen Obligationen»); dabei darf der Gesamtbetrag der ausgegebenen Aktien einen Betrag von Schweizer Fran- ken 467’750’274.84*/450’573’004.86**/ 433’395’734.88*** /416’218’464.90****, eingeteilt in 132’132’846*/132’132’846**/ 132’132’846***/132’132’846**** vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 3.54*/ 3.41**/3.28***/3.15**** nicht übersteigen; und/oder (a) the exercise of conversion, exchange, option, warrant or similar rights for the subscription of Shares (hereinafter the «Rights») granted to third parties or shareholders in connection with bonds, options, warrants or other securities newly or already issued in national or international capital markets or new or already existing contractual obligations by or of the Company, one of its group companies, or any of their respective predecessors (hereinafter collectively, the «Rights-Bearing Obligations»); the total amount of Shares that may be issued under such Rights shall not exceed Swiss Francs 467,750,274.84* / 450,573,004.86**/ 433,395,734.88*** / 416,218,464.90****, divided into 132,132,846* / 132,132,846** / 132,132,846*** / 132,132,846**** fully paid-up Shares with a par value of Swiss Francs 3.54*/ 3.41** / 3.28*** / 3.15**** per Share; and/or (b) die Ausgabe von mit Umwandlungsrechten verbundenen Obligationen an: (b) the issuance of Rights-Bearing Obligations granted to: i. die Mitglieder des Verwaltungsrates, Mitglieder der Geschäftsleitung und Arbeitnehmer, die für die Gesellschaft oder eine Gruppengesellschaft tätig sind; vorausgesetzt, dass der Gesamtbetrag der unter dieser Bestimmung (b)(i) ausgegebenen Aktien einen Betrag von Schweizer Franken 17’700’000.00* / 17’050’000.00** / 16’400’000.00*** / 15’750’000.00****, eingeteilt in 5’000’000* / 5’000’000** / 5’000’000*** / 5’000’000**** vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 3.54*/ 3.41**/3.28***/3.15**** nicht übersteigt; oder i. the members of the Board of Directors, members of the executive management and employees of the Company or any of its group companies, always provided that the total amount of such Shares to be issued under this clause (b) (i) shall not exceed Swiss Francs 17,700,000.00* / 17,050,000.00**/ 16,400,000.00*** / 15,750,000.00****, divided into 5,000,000* / 5,000,000** / 5,000,000*** / 5,000,000**** fully paid-up Shares, with a par value of Swiss Francs 3.54* / 3.41** / 3.28*** / 3.15**** per Share; or ii. Vertragspartner oder Berater oder andere Personen, die für die Gesellschaft oder eine Gruppengesellschaft Leistungen erbringen, vorausgesetzt, dass der Gesamtbetrag der unter dieser Bestimmung (b)(ii) ausgegebenen Aktien einen Betrag von Schweizer Franken 3’540’000.00* / 3’410’000.00** / 3’280’000.00*** / 3’150’000.00****, eingeteilt in 1’000’000* / 1’000’000** / 1’000’000*** / 1’000’000**** vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 3.54* / 3.41** / 3.28*** / 3.15**** nicht übersteigt. ii. contractors or consultants of the Company or any of its group companies or any other persons providing services to the Company or i ts group companies, always provided that the total amount of such Shares to be issued under this clause (b)(ii) shall not exceed Swiss Francs 3,540,000.00* / 3,410,000.00** / 3,280,000.00*** / 3,150,000.00****, divided into 1,000,000* / 1,000,000** / 1,000,000*** / 1,000,000**** fully paid-up Shares, with a par value of Swiss Francs 3.54* / 3.41** / 3.28*** / 3.15**** per Share. * Nach Vollzug der ersten Nennwertherab* Upon completion of the first partial par setzungstranche im dritten Quartal 2011 value reduction in the third calendar quarvorbehaltlich allfälliger Veränderungen ter 2011 and, except for par value, subdurch Kapitalerhöhungen aus bedingtem ject to adjustment based on any capital Aktienkapital, die vor der Anmeldung der increases out of conditional share capital ersten Nennwertherabsetzungstranche prior to the application to the Commercial beim Handelsregisteramt des Kantons Zug Registry of the Canton of Zug for regiserfolgen. Der Nennwert je Aktie bleibt von tration of the first portion of the capital diesen allfälligen Veränderungen unberührt. reduction. ** Nach Vollzug der zweiten Nennwerther** Upon completion of the second parabsetzungstranche im vierten Quartal 2011 tial par value reduction in the fourth calvorbehaltlich allfälliger Veränderungen endar quarter 2011 and, except for par durch Kapitalerhöhungen aus bedingtem value, subject to adjustment based on Aktienkapital, die vor der Anmeldung der any capital increases out of conditional zweiten Nennwertherabsetzungstranche share capital prior to the application to beim Handelsregisteramt des Kantons Zug the Commercial Registry of the Canton of erfolgen. Der Nennwert je Aktie bleibt von Zug for registration of the second portion diesen allfälligen Veränderungen unberührt. of the capital reduction. *** Nach Vollzug der dritten Nennwerther*** Upon completion of the third partial par absetzungstranche im ersten Quartal 2012 value reduction in the first calendar quarvorbehaltlich allfälliger Veränderungen ter 2012 and, except for par value, subdurch Kapitalerhöhungen aus bedingtem ject to adjustment based on any capital Aktienkapital, die vor der Anmeldung der increases out of conditional share capital dritten Nennwertherabsetzungstranche prior to the application to the Commercial beim Handelsregisteramt des Kantons Zug Registry of the Canton of Zug for regiserfolgen. Der Nennwert je Aktie bleibt von tration of the third portion of the capital diesen allfälligen Veränderungen unberührt. reduction. **** Nach Vollzug der vierten Nennwerther**** Upon completion of the fourth partial absetzungstranche im zweiten Quartal par value reduction in the second cal2012 vorbehaltlich allfälliger Veränderunendar quarter 2012 and, except for par gen durch Kapitalerhöhungen aus bedingvalue, subject to adjustment based on tem Aktienkapital, die vor der Anmeldung any capital increases out of conditional der vierten Nennwertherabsetzungstranche share capital prior to the application to beim Handelsregisteramt des Kantons Zug the Commercial Registry of the Canton of erfolgen. Der Nennwert je Aktie bleibt von Zug for registration of the fourth portion diesen allfälligen Veränderungen unberührt. of the capital reduction. Details of return of capital in the form of a par value reduction (assumption: no approval of Proposal 1.4) The procedures and amendments described below assume our shareholders at the annual general meeting of April 29, 2011 do not approve Proposal 1.4 (capital reduction by cancellation of certain shares held in treasury). The aggregate share capital numbers in the excerpts from our Articles of Association provided below are based on the Company’s share capital after the last installment of the regular capital reduction that was approved by our shareholders at the annual general meeting held on April 30, 2010, upon which the Company’s share capital will be reduced to Swiss Francs 1,013,895,093.31, is being entered into the daily ledger of the Commercial Registry of the Canton of Zug. These numbers are subj ect to adjustment as described below. In case the last installment of the regular capital reduction that was approved by our shareholders at the annual general meeting held on April 30, 2010 will not have been entered into the daily ledger of the Commercial Registry of the Canton of Zug by the date of the application for registration of the first installment of the capital reduction to be approved by our shareholders at the annual general meeting of April 29, 2011, the share capital numbers as provided below shall be based on a share capital amount of Swiss Francs 1,049,809,633.40 (and a par value of Swiss Francs of 3.80 per registered share) and shall be amended accordingly. A. The capital reduction will be accomplished as follows: i. by reducing the par value per registered share from Swiss Francs 3.67 to Swiss Francs 3.15 in four steps, i.e. from Swiss Francs 3.67 to Swiss Francs 3.54 in the third calendar quarter of 2011; from Swiss Francs 3.54 to Swiss Francs 3.41 in the fourth calendar quarter of 2011; from Swiss Francs 3.41 to Swiss Francs 3.28 in the first calendar quarter of 2012; and from Swiss Francs 3.28 to Swiss Francs 3.15 in the second calendar quarter of 2012; ii. by repayment on a date to be established by the Board of Directors of the respective partial per share reduction amounts of Swiss Francs 0.13 in August 2011, Swiss Francs 0.13 in November 2011, Swiss Francs 0.13 in February 2012, and Swiss Francs 0.13 in May 2012, and in each case to be paid in U.S. dollars (converted at the exchange rate available as published by the Swiss National Bank approximately two business days prior to each such payment date); and iii. an updated report in accordance with article 732 para. 2 CO by the Company’s statutory auditor shall be prepared in connection with each partial reduction confirming that claims of the Company’s creditors are still fully covered after taking into account each capital reduction step. B. To enable the annual general meeting of shareholders to resolve on the capital reduction, the Company’s statutory auditor will deliver a report to the annual general meeting of shareholders dated April 29, 2011 confirming in accordance with article 732 para. 2 CO that claims of the Company’s creditors are fully covered after taking into account the capital reduction resulting from the par value reduction. C. Shares issued from authorized share capital and conditional share capital until registration of the fourth capital reduction in the Commercial Registry («New Shares») will be subject to the remaining subsequent capital reductions. The aggregate reduction amount pursuant to Section A above will be increased by an amount equal to such remaining par value reductions on the New Shares. D. The Board of Directors is authorized to determine the application dates of the partial reductions in the Commercial Registry and the repayment procedure for the partial reduction amounts in accordance with article 734 CO. E. The Board of Directors will only authorize to effect any of the four capital reductions in the event the respective report from the Company’s statutory auditor confirms in accordance with article 732 para. 2 CO that claims of the Company’s creditors are fully covered after taking into account the respective capital reduction. F. At the registration of each installment of the capital reduction in the Commercial Registry, Article 4 of our Articles of Association will be amended as follows: Artikel 4: Anzahl Aktien, Nominalwert, Art Article 4: Number of Shares, Par Value, Type Das Aktienkapital der Gesellschaft beträgt The share capital of the Company is Swiss Schweizer Franken 977’980’553.22*/ Francs 977,980,553.22*/942,066,013.13**/ 942’066’013.13** / 906’151’473.04*** / 906,151,473.04***/870,236,932.95**** and 870’236’932.95**** und ist eingeteilt in is divided into 276,265,693*/ 276’265’693*/276’265’693**/276’265’693***/ 276,265,693**/ 276,265,693*** / 276’265’693**** auf den Namen lautende 276,265,693**** fully pai d-up registered Aktien im Nennwert von Schweizer Franken shares. Each registered share has a par 3.54*/3.41**/3.28***/3.15**** je Aktie (jede value of Swiss Francs 3.54*/3.41**/3.28***/ Namenaktie nachfolgend bezeichnet als 3.15**** (each such registered share here« Aktie» bzw. zusammen die «Aktien»). Das inafter a «Share» and collectively the Aktienkapital ist vollständig liberiert. «Shares»). * Nach Vollzug der ersten Nennwertherab* Upon completion of the first partial par setzungstranche im dritten Quartal 2011 vorvalue reduction in the third calendar quarbehaltlich allfälliger Veränderungen durch ter 2011 and, except for par value, subject Kapitalerhöhungen aus genehmigtem Aktiento adjustment based on any capital inkapital (vorausgesetzt, dass die Aktionäre an creases out of authorized share capital der ordentlichen Generalversammlung vom (provided that the shareholders, at the 29. April 2011 einer genehmigten Erhöhung annual general meeting held on April 29, des Aktienkapitals bis zum 28. April 2013 2011, approved the grant of Board auzugestimmt haben) oder bedingtem Aktienthority to issue authorized share capital kapital, die vor der Anmeldung der ersten until April 28, 2013) or conditional share Nennwertherabsetzungstranche beim Han-capital prior to the application to the Comdelsregisteramt des Kantons Zug erfolgen. mercial Registry of the Canton of Zug for Der Nennwert je Aktie bleibt von diesen all-registration of the first portion of the capfälligen Veränderungen unberührt. ital reduction. ** Nach Vollzug der zweiten Nennwert** Upon completion of the second partial herabsetzungstranche im vierten Quartal par value reduction in the fourth calendar 2011 vorbehaltlich allfälliger Veränderunquarter 2011 and, except for par value, gen durch Kapitalerhöhungen aus genehsubject to adjustment based on any capmigtem Aktienkapital (vorausgesetzt, dass ital increases out of authorized share die Aktionäre an der ordentlichen General-capital (provided that the shareholders, at versammlung vom 29. April 2011 einer gethe annual general meeting held on April 29, nehmigten Erhöhung des Aktienkapitals 2011, approved the grant of Board aubis zum 28. April 2013 zugestimmt haben) thority to issue authorized share capital oder bedingtem Aktienkapital, die vor der until April 28, 2013) or conditional share Anmeldung der zweiten Nennwertherabcapital prior to the application to the setzungstranche beim Handelsregisteramt Commercial Registry of the Canton of des Kantons Zug erfolgen. Der Nennwert Zug for registration of the second portion je Aktie bleibt von diesen allfälligen Veränof the capital reduction. derungen unberührt. *** Nach Vollzug der dritten Nennwert*** Upon completion of the third partial herabsetzungstranche im ersten Quartal par value reduction in the first calendar 2012 vorbehaltlich allfälliger Veränderungen quarter 2012 and, except for par value, durch Kapitalerhöhungen aus genehmigtem subject to adjustment based on any cap- Aktienkapital (vorausgesetzt, dass die Aktioital increases out of authorized share capnäre an der ordentlichen Generalversammital (provided that the shareholders, at the lung vom 29. April 2011 einer genehmigten annual general meeting held on April 29, Erhöhung des Aktienkapitals bis zum 28. Ap2011, approved the grant of Board auril 2013 zugestimmt haben) oder bedingtem thority to issue authorized share capital Aktienkapital, die vor der Anmeldung der until April 28, 2013) or conditional share dritten Nennwertherabsetzungstranche beim capital prior to the application to the Handelsregisteramt des Kantons Zug erfol-Commercial Registry of the Canton of Zug gen. Der Nennwert je Aktie bleibt von diesen for registration of the third portion of the allfälligen Veränderungen unberührt. capital reduction. **** Nach Vollzug der vierten Nennwertherabsetzungstranche im zweiten Quartal 2012 vorbehaltlich allfälliger Veränderungen durch Kapitalerhöhungen aus genehmigtem Aktienkapital (vorausgesetzt, dass die Aktionäre * *** Upon completion of the fourth partial par value reduction in the second calendar quarter 2012 and, except for par value, subject to adjustment based on any capital increases out of authorized share capital

an der ordentlichen Generalversammlung vom 29. April 2011 einer genehmigten Erhöhung des Aktienkapitals bis zum 28. April 2013 zugestimmt haben) oder bedingtem Aktienkapital, die vor der Anmeldung der vierten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.	(provided that the shareholders, at the annual general meeting held on April 29, 2011, approved the grant of Board authority to issue authorized share capital until April 28, 2013) or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the fourth portion of the capital reduction.

G. As a consequence of the par value reduction, Articles 6(1), 6(3)(e) and 7(1) of our Articles of Association will be amended as follows:

Artikel 6: Genehmigtes Aktienkapital	**Article 6: Authorized Share Capital**
[1]Der Verwaltungsrat ist ermächtigt, das Aktienkapital jederzeit bis spätestens zum 28. April 2013▼ im Maximalbetrag von Schweizer Franken 471'085'500.00* / 453'785'750.00** / 436'486'000.00*** / 419'186'250.00**** durch Ausgabe von höchstens 133'075'000* / 133'075'000** / 133'075'000***/133'075'000**** vollständig zu liberierenden Aktien mit einem Nennwert von je Schweizer Franken 3.54*/3.41**/3.28***/3.15**** zu erhöhen. Eine Erhöhung des Aktienkapitals (i) auf dem Weg einer Festübernahme durch eine Bank, ein Bankenkonsortium oder Dritte und eines anschliessenden Angebots an die bisherigen Aktionäre sowie (ii) in Teilbeträgen ist zulässig.	[1]The Board of Directors is authorized to increase the share capital no later than April 28, 2013▼, by a maximum amount of Swiss Francs 471,085,500.00*/453,785,750.00**/436,486,000.00***/419,186,250.00**** by issuing a maximum of 133,075,000* / 133,075,000** / 133,075,000*** / 133,075,000**** fully paid-up Shares with a par value of Swiss Francs 3.54*/3.41**/3.28***/3.15**** each. An increase of the share capital (i) by means of an offering underwritten by a financial institution, a syndicate of financial institutions or another third party or third parties, followed by an offer to the then-existing shareholders of the Company, and (ii) in partial amounts, shall be permissible.
▼Unter der Annahme, dass die Aktionäre an der ordentlichen Generalversammlung vom 29. April 2011 einer genehmigten Erhöhung des Aktienkapitals bis zum 28. April 2013 zugestimmt haben.	▼Assuming that shareholders, at the annual general meeting held on April 29, 2011, approved the grant of Board authority to issue authorized share capital until April 28, 2013.
* Nach Vollzug der ersten Nennwertherabsetzungstranche im dritten Quartal 2011 vorbehaltlich allfälliger Veränderungen durch Kapitalerhöhungen aus genehmigtem Aktienkapital (vorausgesetzt, dass die Aktionäre an der ordentlichen Generalversammlung vom 29. April 2011 einer genehmigten Erhöhung des Aktienkapitals bis zum 28. April 2013 zugestimmt haben), die vor der Anmeldung der ersten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.	* Upon completion of the first partial par value reduction in the third calendar quarter 2011 and, except for par value, subject to adjustment based on any capital increases out of authorized share capital (provided that the shareholders, at the annual general meeting held on April 29, 2011, approved the grant of Board authority to issue authorized share capital until April 28, 2013) prior to the application to the Commercial Registry of the Canton of Zug for registration of the first portion of the capital reduction.
** Nach Vollzug der zweiten Nennwertherabsetzungstranche im vierten Quartal 2011 vorbehaltlich allfälliger Veränderungen durch Kapitalerhöhungen aus genehmigtem Aktienkapital (vorausgesetzt, dass die Aktionäre an der ordentlichen Generalversammlung vom 29. April 2011 einer genehmigten Erhöhung des Aktienkapitals bis zum 28. April 2013 zugestimmt haben), die vor der Anmeldung der zweiten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.	** Upon completion of the second partial par value reduction in the fourth calendar quarter 2011 and, except for par value, subject to adjustment based on any capital increases out of authorized share capital (provided that the shareholders, at the annual general meeting held on April 29, 2011, approved the grant of Board authority to issue authorized share capital until April 28, 2013) prior to the application to the Commercial Registry of the Canton of Zug for registration of the second portion of the capital reduction.
*** Nach Vollzug der dritten Nennwertherabsetzungstranche im ersten Quartal 2012 vorbehaltlich allfälliger Veränderungen durch Kapitalerhöhungen aus genehmigtem Aktienkapital (vorausgesetzt, dass die Aktionäre an der ordentlichen Generalversammlung vom 29. April 2011 einer genehmigten Erhöhung des Aktienkapitals bis zum 28. April 2013 zugestimmt haben), die vor der Anmeldung der dritten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.	*** Upon completion of the third partial par value reduction in the first calendar quarter 2012 and, except for par value, subject to adjustment based on any capital increases out of authorized share capital (provided that the shareholders, at the annual general meeting held on April 29, 2011, approved the grant of Board authority to issue authorized share capital until April 28, 2013) prior to the application to the Commercial Registry of the Canton of Zug for registration of the third portion of the capital reduction.
**** Nach Vollzug der vierten Nennwertherabsetzungstranche im zweiten Quartal 2012 vorbehaltlich allfälliger Veränderungen durch Kapitalerhöhungen aus genehmigtem Aktienkapital (vorausgesetzt, dass die Aktionäre an der ordentlichen Generalversammlung vom 29. April 2011 einer genehmigten Erhöhung des Aktienkapitals bis zum 28. April 2013 zugestimmt haben), die vor der Anmeldung der vierten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.	**** Upon completion of the fourth partial par value reduction in the second calendar quarter 2012 and, except for par value, subject to adjustment based on any capital increases out of authorized share capital (provided that the shareholders, at the annual general meeting held on April 29, 2011, approved the grant of Board authority to issue authorized share capital until April 28, 2013) prior to the application to the Commercial Registry of the Canton of Zug for registration of the fourth portion of the capital reduction.
[3]Der Verwaltungsrat ist ermächtigt, die Bezugsrechte der Aktionäre aus wichtigen Gründen zu entziehen oder zu beschränken und Dritten zuzuweisen, insbesondere:	[3]The Board of Directors is authorized to withdraw or limit the preemptive rights of the shareholders and to allot them to third parties for important reasons, including:
(e) für die Beteiligung von:	(e) for the participation of:
i. Mitgliedern des Verwaltungsrates, Mitgliedern der Geschäftsleitung und Mitarbeitern, die für die Gesellschaft oder eine Gruppengesellschaft tätig sind, vorausgesetzt, dass der Gesamtbetrag der unter dieser Bestimmung (e)(i) ausgegebenen Aktien einen Betrag von Schweizer Franken 35'400'000.00* / 34'100'000.00** / 32'800'000.00***/31'500'000.00****, eingeteilt in 10'000'000* / 10'000'000**/ 10'000'000***/10'000'000**** vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 3.54*/ 3.41**/3.28***/3.15**** nicht übersteigt; und	i. members of the Board of Directors, members of the executive management and employees of the Company or any of its group companies, always provided that the total amount of such Shares to be issued under this clause (e)(i) shall not exceed Swiss Francs 35,400,000.00*/34,100,000.00**/ 32,800,000.00***/31,500,000.00****, divided into 10,000,000*/10,000,000**/ 10,000,000*** / 10,000,000**** fully paid-up Shares, with a par value of Swiss Francs 3.54*/3.41**/3.28***/ 3.15**** per Share; and
ii. Vertragspartnern oder Beratern oder anderen Personen, die für die Gesellschaft oder eine Gruppengesellschaft Leistungen erbringen, vorausgesetzt, dass der Gesamtbetrag der unter dieser Bestimmung (e)(ii) ausgegebenen Aktien einen Betrag von Schweizer Franken 3'540'000.00*/3'410'000.00**/ 3'280'000.00*** / 3'150'000.00****, eingeteilt in 1'000'000* / 1'000'000**/ 1'000'000*** / 1'000'000**** vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 3.54* /3.41**/ 3.28*** / 3.15**** nicht übersteigt; oder	ii. contractors or consultants of the Company or any of its group companies or any other persons performing services for the benefit of the Company or any of its group companies, always provided that the total amount of such Shares to be issued under this clause (e)(ii) shall not exceed Swiss Francs 3,540,000.00*/3,410,000.00**/ 3,280,000.00*** / 3,150,000.00****, divided into 1,000,000*/1,000,000**/ 1,000,000*** / 1,000,000**** fully paid-up Shares, with a par value of Swiss Francs 3.54*/3.41**/3.28***/3.15**** per Share; or
* Nach Vollzug der ersten Nennwertherabsetzungstranche im dritten Quartal 2011 vorbehaltlich allfälliger Veränderungen durch Kapitalerhöhungen aus genehmigtem Aktienkapital (vorausgesetzt, dass die Aktionäre an der ordentlichen Generalversammlung vom 29. April 2011 einer genehmigten Erhöhung des Aktienkapitals bis zum 28. April 2013 zugestimmt haben), die vor der Anmeldung der ersten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.	* Upon completion of the first partial par value reduction in the third calendar quarter 2011 and, except for par value, subject to adjustment based on any capital increases out of authorized share capital (provided that the shareholders, at the annual general meeting held on April 29, 2011, approved the grant of Board authority to issue authorized share capital until April 28, 2013) prior to the application to the Commercial Registry of the Canton of Zug for registration of the first portion of the capital reduction.
** Nach Vollzug der zweiten Nennwertherabsetzungstranche im vierten Quartal 2011 vorbehaltlich allfälliger Veränderungen durch Kapitalerhöhungen aus genehmigtem Aktienkapital (vorausgesetzt, dass die Aktionäre an der ordentlichen Generalversammlung vom 29. April 2011 einer genehmigten Erhöhung des Aktienkapitals bis zum 28. April 2013 zugestimmt haben), die vor der Anmeldung der zweiten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.	** Upon completion of the second partial par value reduction in the fourth calendar quarter 2011 and, except for par value, subject to adjustment based on any capital increases out of authorized share capital (provided that the shareholders, at the annual general meeting held on April 29, 2011, approved the grant of Board authority to issue authorized share capital until April 28, 2013) prior to the application to the Commercial Registry of the Canton of Zug for registration of the second portion of the capital reduction.
*** Nach Vollzug der dritten Nennwertherabsetzungstranche im ersten Quartal 2012 vorbehaltlich allfälliger Veränderungen durch Kapitalerhöhungen aus genehmigtem Aktienkapital (vorausgesetzt, dass die Aktionäre an der ordentlichen Generalversammlung vom 29. April 2011 einer genehmigten Erhöhung des Aktienkapitals bis zum 28. April 2013 zugestimmt haben), die vor der Anmeldung der dritten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.	*** Upon completion of the third partial par value reduction in the first calendar quarter 2012 and, except for par value, subject to adjustment based on any capital increases out of authorized share capital (provided that the shareholders, at the annual general meeting held on April 29, 2011, approved the grant of Board authority to issue authorized share capital until April 28, 2013) prior to the application to the Commercial Registry of the Canton of Zug for registration of the third portion of the capital reduction.
**** Nach Vollzug der vierten Nennwertherabsetzungstranche im zweiten Quartal 2012 vorbehaltlich allfälliger Veränderungen durch Kapitalerhöhungen aus genehmigtem Aktienkapital (vorausgesetzt, dass die Aktionäre an der ordentlichen Generalversammlung vom 29. April 2011 einer genehmigten Erhöhung des Aktienkapitals bis zum 28. April 2013 zugestimmt haben), die vor der Anmeldung der vierten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.	**** Upon completion of the fourth partial par value reduction in the second calendar quarter 2012 and, except for par value, subject to adjustment based on any capital increases out of authorized share capital (provided that the shareholders, at the annual general meeting held on April 29, 2011, approved the grant of Board authority to issue authorized share capital until April 28, 2013) prior to the application to the Commercial Registry of the Canton of Zug for registration of the fourth portion of the capital reduction.

Artikel 7: Bedingtes Aktienkapital	**Article 7: Conditional Share Capital**
[1]Das Aktienkapital kann sich durch Ausgabe von höchstens 138'132'846*/138'132'846**/ 138'132'846***/138'132'846**** voll zu liberierenden Aktien im Nennwert von je Schweizer Franken 3.54*/3.41**/3.28***/3.15**** um höchstens Schweizer Franken 488'990'274.84* / 471'033'004.86** / 453'075'734.88*** / 435'118'464.90**** erhöhen durch:	[1]The share capital may be increased in an amount not to exceed Swiss Francs 488,990,274.84* / 471,033,004.86** / 453,075,734.88*** / 435,118,464.90**** through the issuance of up to 138,132,846* / 138,132,846** / 138,132,846*** / 138,132,846**** fully paid-up Shares with a par value of Swiss Francs 3.54* / 3.41**/ 3.28***/3.15**** per Share through:
(a) die Ausübung von Wandel-, Tausch-, Options-, Bezugs- oder ähnlichen Rechten auf den Bezug von Aktien (nachfolgend die «Umwandlungsrechte»), welche Dritten oder Aktionären im Zusammenhang mit auf nationalen oder internationalen Kapitalmärkten neu oder bereits begebenen Anleihensobligationen, Optionen, Warrants oder anderen Finanzmarktinstrumenten oder neuen oder bereits bestehenden vertraglichen Verpflichtungen der Gesellschaft, einer ihrer Gruppengesellschaften oder ihrer Rechtsvorgänger eingeräumt werden (nachfolgend zusammen, «die mit Umwandlungsrechten verbundenen Obligationen»); dabei darf der Gesamtbetrag der ausgegebenen Aktien einen Betrag von Schweizer Franken 467'750'274.84* / 450'573'004.86**/ 433'395'734.88*** / 416'218'464.90****, eingeteilt in 132'132'846*/132'132'846**/ 132'132'846*** / 132'132'846**** vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 3.54*/3.41**/ 3.28***/3.15**** nicht übersteigen; und/oder	(a) the exercise of conversion, exchange, option, warrant or similar rights for the subscription of Shares (hereinafter the «Rights») granted to third parties or shareholders in connection with bonds, options, warrants or other securities newly or already issued in national or international capital markets or new or already existing contractual obligations by or of the Company, one of its group companies, or any of their respective predecessors (hereinafter collectively, the «Rights-Bearing Obligations»); the total amount of Shares that may be issued under such Rights shall not exceed Swiss Francs 467,750,274.84*/ 450,573,004.86**/433,395,734.88***/ 416,218,464.90****, divided into 132,132,846* / 132,132,846** / 132,132,846*** / 132,132,846**** fully paid-up Shares with a par value of Swiss Francs 3.54* / 3.41** / 3.28***/ 3.15**** per Share; and/or
(b) die Ausgabe von mit Umwandlungsrechten verbundenen Obligationen an:	(b) the issuance of Rights-Bearing Obligations granted to:

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i. die Mitglieder des Verwaltungsrates, Mitglieder der Geschäftsleitung und Arbeitnehmer, die für die Gesellschaft oder eine Gruppengesellschaft tätig sind; vorausgesetzt, dass der Gesamtbetrag der unter dieser Bestimmung (b)(i) ausgegebenen Aktien einen Betrag von Schweizer Franken 17’700’000.00*/17’050’000.00**/ 16’400’000.00*** / 15’750’000.00****, eingeteilt in 5’000’000* / 5’000’000** / 5’000’000*** / 5’000’000**** vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 3.54* / 3.41** / 3.28*** / 3.15**** nicht übersteigt; oder i. the members of the Board of Directors, members of the executive management and employees of the Company or any of its group companies, always provided that the total amount of such Shares to be issued under this clause (b)(i) shall not exceed Swiss Francs 17,700,000.00*/ 17,050,000.00** / 16,400,000.00***/ 15,750,000.00****, divided into 5,000,000*/5,000,000**/5,000,000***/ 5,000,000**** fully paid-up Shares, with a par value of Swiss Francs 3.54*/ 3.41**/3.28***/3.15**** per Share; or ii. Vertragspartner oder Berater oder andere ii. contractors or consultants of the Personen, die für die Gesellschaft oder Company or any of its group compaeine Gruppengesellschaft Leistungen ernies or any other persons providing bringen, vorausgesetzt, dass der Geservices to the Company or its group samtbetrag der unter dieser Bestimmung companies, always provided that the (b)(ii) ausgegebenen Aktien einen Betrag total amount of such Shares to be is- von Schweizer Franken 3’540’000.00*/ sued under this clause (b)(ii) shall not 3’410’000.00** / 3’280’000.00*** / exceed Swiss Francs 3,540,000.00*/ 3’150’000.00****, eingeteilt in 1’000’000*/ 3,410,000.00** / 3,280,000.00*** / 1’000’000**/1’000’000***/1’000’000**** 3,150,000.00****, divided into 1,000,000*/ vollständig zu liberierende Aktien mit ei1,000,000**/ 1,000,000***/1,000,000**** nem Nennwert von je Schweizer Franken fully paid-up Shares, with a par value 3.54*/3.41**/3.28***/3.15**** nicht überof Swiss Francs 3.54*/3.41**/3.28***/ steigt. 3.15**** per Share. * Nach Vollzug der ersten Nennwertherab* Upon completion of the first partial par setzungstranche im dritten Quartal 2011 vorvalue reduction in the third calendar quarbehaltlich allfälliger Veränderungen durch ter 2011 and, except for par value, subject Kapitalerhöhungen aus bedingtem Aktiento adjustment based on any capital inkapital, die vor der Anmeldung der ersten creases out of conditional share capital Nennwertherabsetzungstranche beim Han-prior to the application to the Commercial delsregisteramt des Kantons Zug erfolgen. Registry of the Canton of Zug for registra- Der Nennwert je Aktie bleibt von diesen alltion of the first portion of the capital refälligen Veränderungen unberührt. duction. ** Nach Vollzug der zweiten Nennwertherab** Upon completion of the second partial setzungstranche im vierten Quartal 2011 vorpar value reduction in the fourth calendar behaltlich allfälliger Veränderungen durch quarter 2011 and, except for par value, Kapitalerhöhungen aus bedingtem Aktiensubject to adjustment based on any capikapital, die vor der Anmeldung der zweiten tal increases out of conditional share Nennwertherabsetzungstranche beim Han-capital prior to the application to the delsregisteramt des Kantons Zug erfolgen. Commercial Registry of the Canton of Der Nennwert je Aktie bleibt von diesen all-Zug for registration of the second portion fälligen Veränderungen unberührt. of the capital reduction. *** Nach Vollzug der dritten Nennwertherab*** Upon completion of the third partial par setzungstranche im ersten Quartal 2012 vorvalue reduction in the first calendar quarbehaltlich allfälliger Veränderungen durch ter 2012 and, except for par value, subject Kapitalerhöhungen aus bedingtem Aktiento adjustment based on any capital inkapital, die vor der Anmeldung der dritten creases out of conditional share capital Nennwertherabsetzungstranche beim Han-prior to the application to the Commercial delsregisteramt des Kantons Zug erfolgen. Registry of the Canton of Zug for registra- Der Nennwert je Aktie bleibt von diesen alltion of the third portion of the capital refälligen Veränderungen unberührt. duction. **** Nach Vollzug der vierten Nennwerther**** Upon completion of the fourth partial absetzungstranche im zweiten Quartal 2012 par value reduction in the second calendar vorbehaltlich allfälliger Veränderungen durch quarter 2012 and, except for par value, Kapitalerhöhungen aus bedingtem Aktiensubject to adjustment based on any capkapital, die vor der Anmeldung der vierten ital increases out of conditional share cap- Nennwertherabsetzungstranche beim Hanital prior to the application to the Commerdelsregisteramt des Kantons Zug erfolgen. cial Registry of the Canton of Zug for Der Nennwert je Aktie bleibt von diesen allfälregistration of the fourth portion of the ligen Veränderungen unberührt. capital reduction. 1.7 Ratification of Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for Fiscal Year 2011 and Election of PricewaterhouseCoopers AG as Statutory Auditor. The Board of Directors proposes that our shareholders ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2011 and that PricewaterhouseCoopers AG be elected as the Company’s statutory auditor pursuant to the Swiss Code of Obligations for a one-year term commencing on the date of the 2011 annual general meeting of shareholders and terminating on the date of the 2012 annual general meeting of shareholders. 1.8 Discharge of the Members of the Board of Directors and the Executive Officers for Fiscal Year 2010. The Board of Directors proposes that our shareholders discharge the members of the Board of Directors and the executive officers from personal liability for fiscal year 2010. 1.9 An Advisory Vote on the Company’s Executive Compensation. The Board of Directors proposes that our shareholders, in an advisory vote, approve the compensation of the Company’s named executive officers. 1.10 An Advisory Vote on Whether An Advisory Vote on Executive Compensation Will be Held Every One, Two or Three Years. The Board of Directors proposes that our shareholders, in an advisory vote, approve a frequency of once every three years for the submission to shareholders of an advisory vote on the compensation of the Company’s named executive officers. 2. Organizational Matters 2.1 Proxy Materials and Voting Rights A copy of the proxy materials, including a proxy card, was sent to each shareholder registered in the Company’s share register as of the close of business, U.S. Eastern time, on March 4, 2011. Any additional shareholders who are registered with voting rights in the Company’s share register as of the close of business, U.S. Eastern time, on April 11, 2011 or who notify the Company’s Corporate Secretary in writing of their acquisition of shares by such time will receive a copy of the proxy materials after April 11, 2011. Shareholders who are not registered in the Company’s share register as of the close of business, U.S. Eastern time, on April 11, 2011 or who have not notified the Company’s Corporate Secretary in writing (mail to Noble Corporation, Attention: Corporate Secretary, Dorfstrasse 19A, 6340 Baar, Zug, Switzerland) of their acquisition of shares by such time will not be entitled to attend, vote or grant proxies to vote at the 2011 annual general meeting. No shareholder will be entered in or removed from the Company’s share register as a shareholder with voting rights between the close of business, U.S. Eastern time, on April 11, 2011 and the opening of business, U.S. Eastern time, on the day following the annual general meeting. Computershare Trust Company, N.A., as agent, which maintains the Company’s share register, will, however, continue to register transfers of Noble Corporation shares in the share register in its capacity as transfer agent during this period. Shareholders who are registered with voting rights in the Company’s share register as of the close of business, U.S. Eastern time, on April 11, 2011 or who have notified the Company’s Corporate Secretary in writing of their acquisition of shares by such time (and who have had their notice properly accepted by the Corporate Secretary) have the right to attend the annual general meeting and vote their shares, or may grant a proxy to vote on each of the proposals in this invitation and any other matter properly presented at the meeting for consideration to either the Company or the independent representative, Mr. Joachim Kloter, Kloter & Kohli Attorneys, by marking the proxy card appropriately, executing it in the space provided, dating it and returning it prior to close of business, U.S. Eastern time, on April 28, 2011 either to: Noble Corporation c/o MacKenzie Partners, Inc. Corporate Election Services P.O. Box 3230 Pittsburgh, PA 15230-9404 or, if granting a proxy to the independent representative: Mr. Joachim Kloter c/o Kloter & Kohli Attorneys Streulistrasse 28 P.O. Box CH 8032 Zurich, Switzerland Shares of holders who are registered with voting rights in the Company’s register as of the close of business, U.S. Eastern time, on April 11, 2011 or who have notified the Company’s Corporate Secretary in writing of their acquisition of shares by such time (and who have had their notice properly accepted by the Corporate Secretary) and who have timely submitted a properly executed proxy card and specifically indicated their votes will be voted as indicated. The Company or the independent representative, as applicable, will vote shares of holders with voting rights who have timely submitted a properly executed proxy card and have not specifically indicated their votes (irrespective of whether a proxy has been granted to the Company or the independent representative) in the manner recommended by the Board of Directors. If any other matters are properly presented at the meeting for consideration, the Company and the independent representative, as applicable, will vote on these matters in the manner recommended by the Board of Directors. Shareholders who hold their shares in the name of a bank, broker or other nominee should follow the instructions provided by their bank, broker or nominee when voting their shares. Shareholders who hold their shares in the name of a bank, broker or other nominee and wish to vote in person at the meeting must obtain a valid proxy from the organization that holds their shares. We may accept a proxy by any form of communication permitted by Swiss law and our Articles of Association. Please note that shareholders attending the annual general meeting in person or by proxy are required to show their proxy card and proper identification on the day of the annual general meeting. In order to determine attendance correctly, any shareholder leaving the annual general meeting early or temporarily is requested to present such shareholder’s proxy card and proper identification upon exit. 2.2 Proxy Holders of Deposited Shares Institutions subject to the Swiss Federal Law on Banks and Savings Banks as well as professional asset managers who hold proxies for beneficial owners who did not grant proxies to the Company or the independent representative are kindly asked to inform the Company of the number and par value of the shares they represent as soon as possible, but no later than April 29, 2011, 2:00 p.m. Zug time, at the admission desk for the annual general meeting. 2.3 Annual Report, Consolidated Financial Statements A copy of the 2010 Annual Report of the Company, including the consolidated financial statements for fiscal year 2010, the statutory financial statements for fiscal year 2010 and the audit reports on such statements, are available for physical inspection at the Company’s registered office at Dorfstrasse 19A, 6340 Baar, Zug, Switzerland. Copies of these materials may be obtained without charge by conta cting Investor Relations at our offices at Dorfstrasse 19A, 6340 Baar, Zug, Switzerland, telephone number 41 (41) 761-6555. Your vote is important. All shareholders are cordially invited to attend the meeting. We urge you, whether or not you plan to attend the meeting, to submit your proxy by completing, signing, dating and mailing the proxy or voting instruction card. Baar, Switzerland March 30, 2011 By Order of the Board of Directors Julie J. Robertson Secretary